UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
August 11, 2021
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 11, 2021, the Board of Directors of Northrop Grumman Corporation (the “Company”) elected Graham N. Robinson to the Board of Directors effective August 11, 2021. Mr. Robinson has been the Senior Vice President and President, Stanley Industrial, a business segment of Stanley Black & Decker, since April 2020. Previously, Mr. Robinson served as an executive of Honeywell International, including President, Honeywell Industrial Safety, from 2018-2020; President, Honeywell Sensing and Internet of Things from 2016-2018; and Chief Marketing Officer and Vice President, Global Strategy & Marketing, Automation and Controls, from 2014-2016.
The Board of Directors appointed Mr. Robinson to the Audit and Risk Committee and the Policy Committee.
In connection with Mr. Robinson’s appointment, the Company reports the following related party transaction consistent with Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934: in the ordinary course of business, the Company purchases goods from Stanley Black & Decker. For the year ended December 31, 2020, amounts paid for these services accounted for less than 1% of either companies’ revenues for the 2020 fiscal year and to date in 2021.
Mr. Robinson is entitled to receive an annual cash retainer of $135,000 per year as well as an additional $15,000 retainer for serving on the Audit and Risk Committee. In addition, Mr. Robinson will receive an annual equity grant of $170,000 in deferred stock units to be paid at the conclusion of his board service, or earlier, as specified by Mr. Robinson. Mr. Robinson’s retainer fees and equity grant will be prorated for 2021.
On August 11, 2021, the Board of Directors also approved an increase in the size of the Board from 12 members to 13 members.
A copy of the Company’s press release announcing the election of Mr. Robinson is attached here to as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release ("Graham Robinson Joins Northrop Grumman Board of Directors")
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: August 12, 2021

Exhibit Index

Exhibit No.	Description
99.1	Press Release ("Graham Robinson Joins Northrop Grumman Board of Directors")
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)